Exhibit 99.1 Investor Presentation Euro Senior Notes Offering November 2021

Disclaimer This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read the preliminary Offering Memorandum dated November 22, 2021 (the “Preliminary Offering Memorandum”) for more information about UGI International, LLC (the “Company”) and this offering, including the risks of investing in the offered securities described in the ”Risk Factors” section of the Preliminary Offering Memorandum, including adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, and the capacity to transport product to our customers, increased customer conservation measures, adverse labor relations and our ability to address existing or potential workforce shortages, the impact of pending and future legal proceedings, continued analysis of recent tax legislation, liability for uninsured claims and for claims in excess of insurance coverage, domestic and international political, regulatory and economic conditions in the United States, Europe, and other foreign countries, and foreign currency fluctuations (particularly the euro), changes in Marcellus Shale gas production, the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business, our ability to successfully integrate acquired businesses and achieve anticipated synergies, and the interruption, disruption, failure, malfunction, or breach of information technology systems, and those of our third party vendors or service providers, including due to cyber attack. The Company undertakes no obligation to release revisions to its forward- looking statements to reflect events or circumstances occurring after today. This presentation is strictly confidential. The offered securities have not and will not be registered under the U.S. Securities Act of 1933 (the “Securities Act”) or any state securities laws, and may not be offered or sold within the United States, or to or for the account or benefit of U.S. persons, unless an exemption from the registration requirements of the Securities Act is available. Accordingly, any offer or sale of such securities will only be offered or sold (i) within the United States, to persons reasonably believed to be Qualified Institutional Buyers (“QIBs”) and (ii) outside the United States in offshore transactions in accordance with Regulation S. This presentation includes certain financial measures, such as EBITDA and Adjusted EBITDA, which are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Management uses these Non-GAAP Measures as supplemental measures when assessing the Company's ability to service debt and meet loan covenants, and the Company believes this information, when viewed together with its GAAP financial results, could also be useful to investors. However, usefulness may be limited because the Non-GAAP Measures exclude certain items that are necessary and recurring elements of our cost structure. EBITDA and Adjusted EBITDA have significant limitations as analytical tools because they exclude certain material costs. Because of these limitations, management does not view EBITDA or Adjusted EBITDA in isolation. 2 2

II. UGI International Overview 9 9

Business Overview

UGI INTERNATIONAL

LPG DISTRIBUTION	ENERGY MARKETING
Over 975 Million gallons of LPG sold in FY 2021	~36 BCF of natural gas sold in FY 2021
Largest distributor in France, Austria, Belgium, Hungary, Norway, Denmark and Luxembourg	Natural gas and electricity marketing across France, Belgium, the Netherlands, and the UK
~20 million cylinders in circulation	~3,300 GWh of electricity sold in FY 2021
517,000+ bulk customers	~4% of 2021 Adjusted Total Margin[1]


kosangas
AVANTIGAS
AmeriGas
antargaz
FLAGA
UniverGas

LPG Distribution   LPG Distribution and Energy Marketing

Operations in 17 Countries
(~815 000 Total Customers)

[1] Adjusted Total Margin is a non-GAAP metric

10

UGI International At A Glance

UGI INTERNATIONAL

LPG Distribution

Distributes LPG for use in space heating, cooking, water heating, motor fuel, leisure activities, crop drying, irrigation, construction, power generation, manufacturing and as an aerosol propellant

Bulk



- LPG bulk tanks are provided as a source of energy for both **residential** (heating, cooking, hot water generation, lighting, etc.) and **commercial** clients (heating, hot water generation, process energy, motorgas, etc.)

Cylinders



- UGII provides a wide range of steel and composite cylinder products to accommodate a variety of energy needs
- Serves both **residential** (for heating, cooking, drying, etc.) and **commercial** customers (for forklift trucks, hotels, road construction and welding)

Wholesale



- Depending on customers' volume, demand and the timing of deliveries, UGII offices across Europe can arrange and accommodate larger-scale wholesale LPG deliveries

Autogas


FLAGA

- Most common alternative automotive fuel worldwide
- Typically mix of propane and butane
- Benefits include comparatively low price and significantly reduced amount of emissions
- Plays a significant role in transportation in many countries

Energy Marketing

Markets and supplies natural gas and electricity to small and medium enterprises, schools, and municipalities through third party distribution systems

Natural Gas



- Further expanded its organically grown business through acquisition of Dutch energy marketer DVEP
- Differentiation through Digital and Data
- Strong end-to-end systems and processes to manage low cost

Electricity



- Power growth will be propagated through focused use of existing channels, and development will be prioritized around the SME business unit
- Leverage DVEP power marketing platform to expand into adjacent markets (Germany, France, the UK and Benelux)

FY21 Adj. Total Margin Breakdown[1]


4%
96%
LPG Distribution
Energy Marketing

FY21 LPG Distribution Volume by Category


2%
19%
16%
63%
Bulk
Cylinder
Wholesale
Autogas

[1] Adjusted Total Margin is a non-GAAP metric

11

Business Overview: Brand Descriptions

UGI INTERNATIONAL

Decades of operational experience support strong brand recognition across an extensive customer base antargaz energies

- **Market leader in France in the distribution of propane and butane in gas bottles, and propane in gas tanks** [1]
- Antargaz is also a leading energy supplier in the Benelux, supplying natural gas, LPG and electricity
  - Services both private individuals (hot water, cooking and heating) and professionals (industry, agriculture, hotel and catering trade)

UniverGas

- **LPG Distribution Business with operations in northern and central regions of Italy**
- With the takeover and rebranding of TotalErg's Italian LPG business in October 2017 UGI made the **first step into the Italian gas market**
- Sells LPG in small, medium and large bulk tanks

Kosangas

- Through over **90 years of operations**, Kosan Gas has deep roots within Nordic gas history, supplying gas to businesses and private consumers
- **Services customers in 4 countries across Europe**
- **The business has an entrenched footprint as one of Scandinavia's leading suppliers of LPG** [1]
- In Denmark, Kosan Gas is also the market leader in bulk and cylinder

AvantiGas

- **One of the UK's leading suppliers in off-grid energy solutions to homes and businesses** [1]
- Offers a range of energy products and service solutions including off-grid LPG bulk gas, LPG gas bottles, aerosol propellant, biomass renewables, on-grid mains gas
- AvantiGas' customers primarily use LPG for heating, cooking, motor fuel (including forklifts), leisure activities, industrial processes and as an aerosol propellant
- AvantiGas sells LPG in small, medium, and large bulk tanks and cylinders

FLAGA

- **Leading provider of LPG in Austria** [1]
- **Services customers in 6 countries across Europe**
- Customers primarily use LPG for heating, cooking, hot water generation, lightening, cooling, motor fuel, leisure activities, construction work, manufacturing, crop drying, power generation and irrigation
- Sells LPG in small, medium and large bulk tanks and cylinders

AmeriGas

- **AmeriGas Polska is one of the leading LPG distributors in Poland** [1]
- Offers superlight new generation gas cylinders, which can be connected without the use of any tools
- Distributes gas in cylinders to individual and industrial customers and tank installations for liquefied gas

DVEP Energie

- **DVEP markets natural gas and electricity, produced mainly from renewable sources, primarily to small and medium enterprises in the Netherlands**
- One of DVEP's core businesses is the provision of fee-based services to other energy marketers in the Netherlands

[1] Based on industry data and management estimates; market size by country based on data from a well-known industry source

12

Strategically Located Assets and Diversified Supply Channels

UGI INTERNATIONAL

Storage Facilities

- Ownership interests in 10 primary storage facilities and more than 80 secondary storage facilities



Intra-Europe trade flows are increasing
~78% of our seaborne product comes from the US and EU countries
Mossmorran
Esbjerg
Skarvik
Stanlow
Norgal
Donges
FR: 40+ depots
Ambes
Lavera
Slawkow
Malaszewicze
LPG Terminal
Depots / Railheads / Storage

Diverse Supplier Base

- UGI holds supply contracts with over 40 different suppliers
- Seaborne product represents ~41% of our total supply in FY21
- Balance of supply is obtained from local refineries

Majority of Supply Contracted → Limited Exposure to Energy Shortages

- **95%** of UGI's supply volume is contracted
- Our **supply diversification** mitigates supply risk

Limited Exposure to Disruptions

- Supply disruptions can easily be mitigated via contractual flexibilities, inventories, and diverting supply cross-border at minimal cost
- UGI uses state of the art routing and scheduling software to determine the most efficient delivery routes from its storage locations to customers

13

Operational Efficiency • We have identified synergies and cost saving best practices across Europe, with a continued emphasis on customer service and safe Transformation Benefits operations € in Million • Main savings drivers include: q Commercial Excellence – continuous improvement to customer experience q Operational Excellence – focus on distribution network and filling plants €14 • These transformation initiatives are substantially complete and €7 have yielded approximately €14 million in benefits in Fiscal 2021, and they are expected to generate significant annual benefits by the end of Fiscal 2022 FY 20 FY 21 ~€55 million Estimated Cost to Implement Most of the costs were incurred through FY21 14 14

Strengthening Renewables Portfolio Strong strides in renewables 2015 - 2021 Focused on building a strong renewable portfolio • Began marketing Bio-LPG in parts of Northern Europe 1. New market opportunities: • Sourcing bio-molecules from Preem's refinery in Sweden to • New Renewable Fuels - “De-fossilize” LPG via acquisitions and supply augment existing Bio-LPG sources sources • In February 2021, announced a new supply and • Green Projects - Expanding energy marketing into new territories development partnership with Ekobenz, a Polish technology specialist in catalytic conversion of bioethanol to bio- 2. Synergistic growth: gasoline and Bio-LPG • Scalability benefits from improved tech-enabled sales channel • Regulatory process to create a JV with SHV Energy for the 1 development production and use of rDME progressing • Strong support from parent, UGI Corp, which is positioning itself as a • Completed 110+ solar projects, installing ~30,000 solar leader of a renewable energy future panels on behalf of our customers 15 1 rDME stands for Renewable Dimethyl Ether, a low-carbon sustainable liquid gas. 15

ESG Journey under Strong UGI Corp Leadership Going Forward Current Focus Areas • Operations and disclosures focused on several • “S” Leadership frameworks, including SASB, GRI, CDP, SDG and TCFD • Executive compensation linked to safety and diversity & inclusion initiative performance • Continue identifying opportunities to drive efficiency • Set ambitious near-term goals and lower emission • 35% reduction in Total Recordable Injuries by UGI International • Provide regular updates on achievement of goals 2025 (Per 200,000 hours; 2017 baseline) reports both rates • 50% reduction in Accountable Vehicle Incidents in accordance with by 2025 (Per 1,000,000 miles; 2017 baseline) its Industrial • 55% reduction in Scope I emissions by 2025 Management using 2020 as the base year System guidelines. • To ensure continued focus on topics that are most significant to our stakeholders, UGI will conduct its second Materiality Assessment in FY 2022 UGI International is a key element of UGI Corp’s line of sight to ESG leadership 16 16

IV. Key Credit Highlights 20 20

Key Credit Highlights 1 Market Leading Position 2 Diverse Product Portfolio from Regionally Recognized Brands 3 Serving a Diverse Customer Base 4 Operating Structure Supports Strong Unit Margins 5 History of Solid Growth 6 Historically Strong Parent Support and Modest Financial Policy 7 Experienced Management Team 21 21

1. Market Leading Position

UGI INTERNATIONAL

UGI International is a market leader in 12 of 17 countries in which it operates

- Largest LPG distributor in France, Austria, Belgium, Denmark, Hungary, Luxembourg and Norway
- In our largest market, France, we estimate we had over 50% market share in calendar year 2020
- One of the largest distributors of LPG in Poland, the Czech Republic, Slovakia, the Netherlands and Sweden
- Natural gas and electricity marketing across France, Belgium, the Netherlands, and the UK. Sold ~36 BCF of natural gas and ~3,300 GWh of electricity in FY 2021



Norway
Market size: 159KT
Sweden
Market size: 341KT
Denmark
Market size: 59KT
Benelux
Market size: 434KT
UK
Market size: 1,060KT
France
Market size: 1,523KT
Poland
Market size: 2,340KT
Czech Republic
Market size: 134KT
Slovakia
Market size: 47KT
Romania
Market size: 451KT
Italy
Market size: 2,917KT
Austria
Market size: 66KT
Hungary
Market size: 140KT
West
North
Central
East

Aggregate market share in the countries in which we operate is approximately 19%[1]

[1] Based on 2020 industry data and management estimates; Market size by country based on data from a well-known industry source

22

2. Diverse Product Portfolio from Regionally Recognized Brands LPG for Consumers Bulk Gas Cylinder Gas Autogas LPG for Business Cylinder Gas Autogas Wholesale Bulk Gas 23 23

3. Serving a Diverse Customer Base, with Limited Customer Concentration UGI serves customers across a broad market Residential Agriculture Aerosol Energy Marketing Commercial & Industrial Autogas Growth from heating oil Large market off-season Growth expected in UK and Growth opportunities in the Stable market with predictable Market demand is government conversions natural gas and electric sectors demand policy dependent across Europe Customer Overview FY21 LPG Distribution Volume by Segment • UGI International’s largest volume comes from commercial and Commercial and Industrial industrial customers, followed by wholesale and residential customers 25% Residential • No single customer represents more than 5% of total revenues for UGI 45% International 11% Agricultural • As of FY 2021, UGI had nearly 517,500 bulk LPG customers, and over 20 19% Wholesale and other (incl. million cylinders in circulation autogas) 24 24

4. Operating Structure Supports Strong Unit Margins 1. Majority of Contracts Have Pass-Through Structures 2. Hedging for LPG & F/X UGI International has a • Formula-based: Prices are calculated based on three• UGI International has a propane and long track record of FY 2021 Contract Types by Volume commodities hedging strategy to main indices, CIF ARA (Northern and Western Europe), sustainable margin protect margins for fixed price Daf Brest (Eastern Europe) and Sonatrach; change as customers 17% LPG spot market changes management and can • UGI International has both a EUR/USD effectively pass through • Stated Price: Update price at our own discretion based and GBP/USD hedging strategy to on commodity market changes 29% 54% meet investors’ earnings expectations commodity cost despite in dollars while reducing FX volatility • Fixed Price: Are set contractually with customers. UGII exposure to LPG price risk typically hedges the bulk of the LPG volumes projected Formula-based Stated Price Fixed Price volatility. The Company under fixed-price contracts. achieves this through its contract structures and hedging strategy. These arrangements allow us to pass through the majority of our costs to our customers and are critical to our unit margin stability. As an example, at UGI West, we have, over the long-term, steadily increased LPG unit margins despite fluctuations in energy prices. 1 UGI International West Historical Unit Margins vs. Avg Platt’s Cost € 1.50 € 1.25 € 1.00 € 0.75 € 0.50 € 0.25 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Avg. Platt's Cost LPG Unit Margins 25 1 Unit margin is a non-GAAP measure. 25 UGI West € per Gallon

5. History of Solid Growth Stable Industry Outlook Market Leading Position • While weather can be a significant driver of consumption in a • UGII is a market leader with approximately 19% share of the given year, largely non-discretionary demand and increasing aggregate LPG volumes sold in the 17 European countries in LPG adoption provide favorable tailwinds which it operates • Looking forward, LPG is gaining importance in various end-uses • Strong track record of acquisition integration has provided owing to the aim of European Union to be climate neutral by meaningful growth 2050 8.5% CAGR in LPG volumes from FY 2011 to FY 2021 Historical LPG Volumes (million gallons) 1,013 977 962 932 934 870 697 631 592 576 430 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 26 26

6. Historically Strong Parent Support and Modest Financial Policy

UGI INTERNATIONAL

UGI Corp Overview

- UGI Corporation is a holding company that, through its subsidiaries and affiliates, distributes, stores, transports and markets energy products and related services, in the United States and internationally. It is comprised of AmeriGas Propane (Ba2/BB), UGI International (Ba1/BB+), UGI Energy Services LLC (Ba3/BB), UGI Utilities (A2/A-), and Mountaineer Gas Company (BB+)
- UGI International is a core business to UGI Corp and continues to benefit from a strong management focus and sharing of best practices with U.S. Operations
- UGI Corp. has strong financial / capital capacity for providing support with a Market Capitalization of $9.18 billion as of November 19 and FY2021 revenues of $7.4 billion

Modest Financial Policy

- UGI International has a low, long-term gross leverage goal of 2.0x – 2.5x total net debt to Adj. EBITDA, and maintains adequate liquidity via cash on hand and revolving credit facility capacity
- UGI International is operating with substantial cushion to its target leverage profile, with less than 0.5x net leverage pro forma for this financing

UGI Corp. Stock Performance


$ per share
60
50
40
30
20
10
0
As of November 19
Mkt Cap: $9.18 Billion
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21

2021 UGI Corp Adjusted Earnings by Segment[1]


UGI Utilities 23%
AmeriGas Propane 26%
Midstream & Marketing 17%
UGI International 34%

[1] Excludes Corporate & Other earnings

27

V. Financial Overview 29 29

Summary Financial Performance 1 Revenue ($ in millions) $2,684 $2,651 $2,372 $2,127 $1,862 $1,878 2016 2017 2018 2019 2020 2021 1 Total Margin ($ in millions) $1,053 $1,043 $964 $956 $942 $908 2016 2017 2018 2019 2020 2021 30 1 Source: UGI Corporation SEC filings for UGI International Segment 30

Historical Financial Overview • Given commodity market volatility and UGI International’s ability to FY Ending September 30 CAGR ($ in millions) pass through the costs of underlying LPG prices to customers, 2019 2020 2021 '19 - '21 Adjusted Total Margin is a more representative measure of the LPG Gallons Sold (millions) 962 870 977 0.8% Company’s performance than revenues YoY Increase - -9.5% 12.3% • Adjusted Total Margin increased from $956 million in FY 2019 to 1 Adjusted Total Margin $956 $908 $1,053 5.0% $1,053 in FY 2021 as volumes have recovered to pre-COVID levels and YoY Increase - -5.0% 16.0% margin per unit has grown Adjusted Total Margin Per Unit $0.99 $1.04 $1.08 4.1% • Adjusted EBITDA increased at a 13.5% CAGR from $350 million in FY 2019 to $451 million in FY 2021 due to disciplined expense 1 Adjusted EBITDA $350 $384 $451 13.5% management, driven partially by UGI International’s operating Capex 106 89 107 0.3% efficiency initiatives 2 Free Cash Flow $244 $295 $344 18.8% % Conversion 69.7% 76.8% 76.3% • The Company has seen increasing free cash flow generation over the recent historical period, increasing at a 18.8% CAGR from $244 million in FY 2019 to $344 million in FY 2021 • Free cash flow conversion has approached 76.3% in FY 2021 and 76.8% in FY 2020 due to capex controls driven by COVID in 2020 and profitability improvements in 2021 31 1 2 Adjusted Total Margin and Adjusted EBITDA are non-GAAP measures Free Cash Flow defined as Adjusted EBITDA less capex. FCF Conversion defined as the ratio of FCF / Adjusted EBITDA. 31

Conclusion MARKET LEADING POSITIONS DIVERSE PRODUCT HIGHLY EXPERIENCED PORTFOLIO FROM & COMMITTED REGIONALLY MANAGEMENT RECOGNIZED TEAM BRANDS HISTORICALLY SERVING A DIVERSE STRONG PARENT CUSTOMER BASE SUPPORT OPERATING HISTORY OF SOLID STRUCTURE GROWTH SUPPORTS STRONG UNIT MARGINS 32 32

VI. Appendix 33 33

LPG Distribution Overview: Bulk Gas In Fiscal Year 2021, UGI International sold approximately 610 million gallons of bulk LPG Products / Customers Bulk Footprint Residential: underground & above-ground tanks, providing energy for: • Single family homes, apartment buildings and town houses, residential developments Non-residential: underground & above-ground tanks, providing energy for: • Construction & industrial businesses, hotels & restaurants, agricultural businesses, municipalities & hospitals Finland Norway Sweden Description & Applications Denmark Small Bulk United Kingdom • Largest customer portion of UGI’s business in terms of revenue and Netherlands Poland margin, consisting primarily of residential and small business users that Luxembourg Czech use LPG mainly for heating and cooking Republic Slovakia Medium Bulk France Switzerland Austria Hungary • Large residential housing developments, hospitals, hotels, municipalities, West Romania Italy North medium-sized industrial enterprises and poultry brooders Central Large Bulk East • Largest customer portion of UGI’s business in terms of volume, and includes agriculture and other businesses that use LPG in their industrial processes 34 34

LPG Distribution Overview: Cylinder Gas

UGI INTERNATIONAL

In Fiscal Year 2021, UGI International sold approximately 150 million gallons of LPG in cylinders

Products / Customers

LPG sold in different sized steel and composite cylinders, which provide a safe, portable and eco-friendly source of energy.

- **Residential:** Principal end-users of cylinders
- **Non-residential:** Construction and industrial businesses, hotels, restaurants, leisure businesses, laboratories, and universities



Gas Cylinders
Composite Cylinders

Description & Applications

Used as a source of energy for a variety of needs

- **Residential examples:** cooking and barbecue, camping and caravans, heating, drying and cooling different locations
- **Non-residential examples:**
  - Welding, cutting, burning, soldering, curving, hardening
  - Roofing, asphalting, road construction, eco-friendly alternative for weed control
  - Heating, drying and cooling different locations, fuel for forklift trucks
  - Laboratory usage and physics courses at schools

Cylinder Footprint



Norway
Sweden
Finland
Denmark
United Kingdom
Netherlands
Luxembourg
France
Switzerland
Austria
Czech Republic
Slovakia
Poland
Hungary
West
North
Central
East

35

Energy Marketing – Focused Growth • Our primary focus is on Small FY21 GWh by Energy Type FY21 Total (Gas and Power) Volume Split by Segment and Medium Enterprises (SME) • Offer customer-focused 8% 5% solutions 24% • Support customers in energy purchase decisions 33% • Fixed price requirement 76% 54% contracts hedged back to back to mitigate risk • Substantial organic SME growth opportunities Electricity Large (tenders/municipalities, industry) from incumbent and Production often state-owned Natural Gas BRP* suppliers 36 36 * BRP: Balance Responsible Party providing balancing services 36

Income Statement 1 UGI International - Historical Income Statements $MM 2019 2020 2021 Revenues 2,372 2,127 2,651 Costs and expenses: Cost of sales 1,559 1,191 533 Operating and administrative expenses 621 582 664 Operating and administrative expenses - related parties 9 9 11 Depreciation and amortization 124 125 134 Other operating income, net (9) (4) (17) 2,304 1,903 1,325 Operating income 68 224 1,326 Loss on extinguishments of debt (6) — — Other non-operating income (expense), net 38 (19) 11 Interest expense (25) (31) (27) Income before income taxes 75 174 1,310 Income tax expense (23) (37) (331) Net income 52 137 979 37 1 Includes the effects of rounding 37

Balance Sheet 1 UGI International - Historical Balance Sheets $MM 2020 2021 $MM 2020 2021 ASSETS LIABILITIES AND EQUITY Current assets: Current liabilities: Cash and cash equivalents 209 606 Current maturities of long-term debt 1 21 Restricted cash 13 1 Short-term borrowings 1 — Accounts receivable 313 430 Accounts payable 178 370 Inventories 69 145 Employee compensation and benefits accrued 44 60 Derivative instruments 16 500 Derivative instruments 30 28 Prepaid expenses and other current assets 64 81 Other current liabilities 175 208 Total current assets 684 1,763 Total current liabilities 429 687 Property, plant and equipment: Long-term debt 777 749 Gross property, plant and equipment 1,978 2,004 Deferred income taxes 200 463 Accumulated depreciation (880) (933) Derivative instruments 17 16 Net property, plant and equipment 1,098 1,071 Customer tank and cylinder deposits 300 296 Goodwill 997 993 Other noncurrent liabilities 89 98 Intangible assets, net 197 156 Total liabilities 1,812 2,309 Derivative instruments 21 277 Equity: Other assets 126 161 Member's equity 1,302 2,103 Total assets 3,123 4,421 Noncontrolling interests 9 9 Total equity 1,311 2,112 Total liabilities and equity 3,123 4,421 38 1 Includes the effects of rounding 38

Cash Flow Statement 1 UGI International - Historical Cash Flow Statements $MM 2019 2020 2021 CASH FLOWS FROM OPERATING ACTIVITIES Net income including noncontrolling interests 52 137 979 Adjustments to reconcile net income including noncontrolling interests to net cash provided by operating activities: Depreciation and amortization 124 125 134 Deferred income tax (benefit) expense, net (54) (8) 251 Changes in unrealized gains and losses on derivative instruments 110 36 (1,073) Impairment of customer relationship intangible — — 20 Other, net 9 12 10 Net change in: Accounts receivable 62 8 (126) Inventories 39 1 (78) Accounts payable (54) (24) 198 Derivative instruments collateral (paid) received (13) 1 326 Other current assets 16 (34) (3) Other current liabilities (8) (1) 5 Net cash provided by operating activities 283 253 643 39 1 Includes the effects of rounding 39

Cash Flow Statement (cont.) 1 UGI International - Historical Cash Flow Statements (Cont.) $MM 2019 2020 2021 CASH FLOWS FROM INVESTING ACTIVITIES Expenditures for property, plant and equipment (106) (89) (107) Acquisitions of businesses, net of cash acquired (43) — — Other, net 6 7 21 Net cash used by investing activities (143) (82) (86) CASH FLOWS FROM FINANCING ACTIVITIES Increase (decrease) in short-term borrowings 210 (210) (1) Distributions paid (386) (25) (153) Capital contribution received 65 — 5 Distribution related to common control transaction — — (9) Issuances of long-term debt, net of issuance costs 729 — — Repayments of long-term debt and capital leases (717) (1) — Other (4) — — Net cash used by financing activities (103) (236) (158) Foreign exchange effect on cash, cash equivalents and restricted cash (16) 28 (14) Cash, cash equivalents and restricted cash increase (decrease) 21 (37) 385 CASH, CASH EQUIVALENTS AND RESTRICTED CASH Cash, cash equivalents and restricted cash at end of year 259 222 607 Cash, cash equivalents and restricted cash at beginning of year 238 259 222 Cash, cash equivalents and restricted cash increase (decrease) 21 (37) 385 Note: Audited financial statements (E&Y) for Fiscal Years 40 1 Includes the effects of rounding 40

Adj. EBITDA Reconciliation 1 Adj. EBITDA Reconciliation $MM 2019 2020 2021 Net income attributable to UGI International, LLC 52 137 979 + Net income attributable to noncontrolling interests - - - + Income tax 23 37 331 + Interest expense 25 31 27 + D&A 124 125 134 EBITDA 224 330 1,471 1 +/- commodity derivative instruments not associated with current-period transactions 143 - (1,065) +/- on foreign currency derivative instruments (32) 36 (8) + Loss on extinguishments of debt 6 - - + Business transformation expenses 9 18 33 + Impairment of customer relationship intangible - - 20 Adjusted EBITDA 350 384 451 • $1,065 million adjustment in 2021 attributable to significant mark-to-market gains on our commodity derivative instruments resulting from the steep rise in commodity prices during 1 Fiscal 2021. After-tax value of $763 million 41 1 Includes the effects of rounding 41

Adj. Total Margin Reconciliation 1 Adj. Total Margin Reconciliation $MM 2019 2020 2021 Total revenue 2,372 2,127 2,651 COGS (1,559) (1,191) (533) LPG cylinder filling costs - (28) - Total margin 813 908 2,118 Net gains on commodity derivative instruments not associated with current-period transactions 143 - (1,065) Adjusted Total Margin 956 908 1,053 1 Adj. Total Margin by Segment LPG distribution business 914 879 1,009 Energy marketing business 28 28 41 Other 13 1 3 Adjusted Total Margin 956 908 1,053 42 1 Includes the effects of rounding 42

Free Cash Flow Reconciliation 1 Free Cash Flow Reconciliation $MM 2019 2020 2021 350 384 451 Adjusted EBITDA (106) (89) (107) + Capex FCF 244 295 344 43 1 Includes the effects of rounding 43

UGI West Unit Margins ($ & € in thousands, except unit margin) 2012 2013 2014 2015 2016 LPG revenues $1,083,666 $1,244,753 $1,169,610 $942,511 $1,160,013 LPG cost of sales (650,305) (774,097) (727,029) (461,567) (432,429) Total adjusted LPG margin (in 000's USD) $433,361 $470,656 $442,581 $480,944 $727,584 Foreign Currency Exchange Rates (Euro/USD) 1.30 1.31 1.36 1.15 1.11 Total adjusted LPG margin (in 000's Euro) €332,758 €358,630 €326,279 €418,212 €657,678 Total Tons Sold 575 596 539 639 963 Gallons/ton 516 516 516 516 516 Total Gallons Sold 296,704 3 07,771 2 78,320 3 29,947 497,028 Average Adjusted LPG Margin per Gallon €1.12 €1.17 €1.17 €1.27 €1.32 2017 2018 2019 2020 2021 LPG revenues $1,144,939 $1,349,884 $1,220,970 $1,123,796 $1,290,721 LPG cost of sales (441,559) (612,295) (540,290) (453,293) (547,081) Total adjusted LPG margin (000's USD) $703,380 $737,589 $680,680 $670,503 $743,640 Foreign Currency Exchange Rates (Euro/USD) 1.11 1.19 1.12 1.13 1.20 Total adjusted LPG margin (000's Euro) €633,676 €619,823 €607,750 €593,365 €619,700 Total Tons Sold* 983 960 920 871 924 Gallons/ton 516 516 516 516 516 Total Gallons Sold 507,228 495,360 474,720 449,477 4 76,922 Average Adjusted LPG Margin per Gallon €1.25 €1.25 €1.28 €1.32 €1.30 Through the period, the components of the cost of sales have been changed to better reflect the performance of the business. Table above might include rounding differences. 44 44